LOAN AGREEMENT

THIS LOAN AGREEMENT (this "**Agreement**") is made and entered into as of July 3, 2008, by and between Marc Levy, a Canadian national (the "**Lender**") and LAUD Resources Inc., a Nevada corporation (the "**Borrower**").

RECITALS

WHEREAS, the Borrower wishes to borrow certain monies from the Lender and the Lender wishes to lend certain monies to the Borrower, in order for the Borrower to meet certain financial obligations.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. **Loan.** Upon execution of this Agreement, Lender shall lend to the Borrower the amount of US $25,000 (the "**Loan**"). The Loan shall be funded by wire transfer or by certified check.

2. **Interest.** The interest rate on the outstanding and unpaid principal amount of the Loan shall be 5% per year simple interest.

3. **Repayment.** The Loan and any outstanding interest must be repaid in full on the earlier of the following:

   (a) January 31, 2009; or

   (b) Within 7 days of the Borrower completing its first major financing. A major financing is defined as a financing in which the Borrower receives US $1.5 million or more.

4. **Miscellaneous.**

   (a) This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

   (b) This Agreement and all related instruments and documents and the rights and obligations of the parties hereunder and thereunder shall, in all respects, be governed by, and construed in accordance with, the internal laws of the Province of British Columbia, without regard to conflicts of law principles.

(c) The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(d) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(e) Time is of the essence under this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date above first written.

THE LENDER:

Marc Levy

THE BORROWER:

Oleg Bilinski, President

MARC E LEVY

NON-NEGOTIABLE DUPLICATE OF CHEQUE

275

080703

Vancouver Bullion

Twenty-five Thousand Five-Hundred and fifty xx

BALANCE FORWARD	
	25 550
THIS CHEQUE	
BALANCE	
DEPOSIT	
BALANCE FORWARD	

TD Canada Trust
511 WEST 41ST AVENUE AT CAMBIE
VANCOUVER, B.C. V5Z 2M7

For LAND RESOURCES LOAN $ [redacted]

⑈275⑈ ⑆94600⑉004⑆ 0997⑉3205786⑈